                                                                     EXHIBIT 26


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 _____________

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                Check if an Application to Determine Eligibility
                 of a Trustee Pursuant to Section 305(b)(2)____


                      STATE STREET BANK AND TRUST COMPANY
              (Exact name of trustee as specified in its charter)


             Massachusetts                                                04-1867445
    (Jurisdiction of incorporation or                                   (I.R.S. Employer
organization if not a U.S. national bank)                             Identification No.)


               225 Franklin Street, Boston, Massachusetts  02110
             (Address of principal executive offices)   (Zip code)

         Robert J. Malley, Esq. General Counsel and Corporate Secretary
               225 Franklin Street, Boston, Massachusetts  02110
                                 (617) 654-3104
           (Name, address and telephone number of agent for service)

                              ____________________

                                  NORTEK, INC.
              (Exact name of obligor as specified in its charter)

          Delaware                                                  05-0314991
(State or other jurisdiction of                                    (I.R.S. Employer
 incorporation or organization)                                  Identification No.)


                                50 Kennedy Plaza
                        Providence, Rhode Island  02903

              (Address of principal executive offices) (Zip code)

                             ______________________

                     %  Senior Subordinated Notes due 2004
                        (Title of indenture securities)

                                    GENERAL
ITEM 1.  GENERAL INFORMATION.

      FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                      Department of Banking and Insurance of The Commonwealth of Massachusetts, 100 Cambridge Street, Boston, Massachusetts.

                      Board of Governors of the Federal Reserve System, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C.

      (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                      The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                      The obligor is not an affiliate of the trustee or of its parent, State Street Boston Corporation. (See Note on page 6.)

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

      FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                                     As of:

                                       Col. A                                                      Col. B
                                    Title of Class                                           Amount outstanding

                                Not applicable.

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

              IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

      (A)  TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER
           INDENTURE.

                      Not applicable.


              (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

                      Not applicable.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

              IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

                      Not applicable.


ITEM 6.       VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
              OFFICIALS.

              FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR:


                                     As of:

                   Col. A              Col. B                      Col. C                                  Col. D
                   Name of             Title of                 Amount owned                            Percentage of
                    owner               class                   beneficially                          voting securities
                                                                                                        represented by
                                                                                                       amount given in
                                                                                                           Col. C

                                Not applicable.


ITEM 7.       VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
              OFFICIALS.

              FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER:


                                     As of:

                   Col. A              Col. B                      Col. C                                  Col. D
                   Name of             Title of                 Amount owned                            Percentage of
                    owner               class                   beneficially                          voting securities
                                                                                                        represented by
                                                                                                       amount given in
                                                                                                           Col. C

                                Not applicable.


ITEM 8.       SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

              FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE:

                                     As of:

                   Col. A              Col. B                         Col. C                               Col. D
                  Title of             Whether                     Amount owned                          Percent of
                    class           the securities                 beneficially                          class repre-
                                    are voting or                   or held as                            sented by
                                     non-voting                 collateral security                      amount given
                                     securities                   for obligations                         in Col. C
                                                                    in default

                                Not applicable.

ITEM 9.       SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

              IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

                                     As of:

                   Col. A              Col. B                         Col. C                               Col. D
                  Title of             Amount                      Amount owned                          Percent of
                   issuer            outstanding                   beneficially                       class represented
                  and title                                         or held as                            by amount
                  of class                                      collateral security                    given in Col. C
                                                                for obligations in
                                                                default by trustee

                                Not applicable.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

              IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

                                     As of:

                   Col. A              Col. B                         Col. C                               Col. D
                  Title of             Amount                      Amount owned                          Percent of
                   issuer            outstanding                   beneficially                       class represented
                  and title                                         or held as                            by amount
                  of class                                      collateral security                    given in Col. C
                                                                for obligations in
                                                                default by trustee

                                Not applicable.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

              IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

                                     As of:

                   Col. A              Col. B                         Col. C                               Col. D
                  Title of             Amount                      Amount owned                          Percent of
                   issuer            outstanding                   beneficially                       class represented
                  and title                                         or held as                            by amount
                  of class                                      collateral security                    given in Col. C
                                                                for obligations in
                                                                default by trustee


                                Not applicable.


ITEM 12.      INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

              EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

                                     As of:

                                    Col. A                            Col. B                            Col. C
                                   Nature of                          Amount                           Date due
                                 indebtedness                       outstanding


                                Not applicable.


ITEM 13.      DEFAULTS BY THE OBLIGOR.

              (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

                      Not applicable.

              (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS A TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

                      To the best of the knowledge of the Trustee, there has not been a default under any such indenture or series.

ITEM 14.      AFFILIATIONS WITH THE UNDERWRITERS.

              IF AN UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                      Not applicable.

ITEM 15.      FOREIGN TRUSTEE.

              IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                      Not applicable.

ITEM 16.  LIST OF EXHIBITS.

              LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

              1. A COPY OF THE ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT.

                      A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

              2. A COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS, IF NOT CONTAINED IN THE ARTICLES OF ASSOCIATION.

                      A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as
                      Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

              3. A COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS, IF SUCH AUTHORIZATION IS NOT CONTAINED IN THE DOCUMENTS SPECIFIED IN PARAGRAPH (1) OR (2) ABOVE.

                      A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

              4. A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, OR INSTRUMENTS CORRESPONDING THERETO.

                      A copy of the By-Laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as
                      Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

              5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4, IF THE OBLIGOR IS IN DEFAULT.

                      Not applicable.


              6. THE CONSENTS OF THE UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY SECTION 321(B) OF THE ACT.

                      The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

              7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

                      A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                      Exhibit 7 and made a part hereof.

              8. A COPY OF ANY ORDER PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES
                  QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                      Not applicable.


              9. FOREIGN TRUSTEES ARE REQUIRED TO FURNISH A CONSENT TO SERVICE OF PROCESS.

                      Not applicable.


                                      NOTE

              The answers to this statement insofar as such answers relate to persons who are affiliates of the obligors are based upon information furnished to the trustee by the obligors. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

              Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, State Street Bank and Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Quincy and The Commonwealth of Massachusetts, on the 20th day of January, 1994.

                                        STATE STREET BANK AND TRUST COMPANY



                                        By______________________________________
                                           Gerald R. Wheeler
                                           Vice President

                                   EXHIBIT 6



                               CONSENT OF TRUSTEE

              Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance by Nortek, Inc. of its % Senior Subordinated Notes due 2004, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                        STATE STREET BANK AND TRUST COMPANY



                                        By______________________________________
                                          Gerald R. Wheeler
                                          Vice President


Dated:  January 20, 1994

                                  EXHIBIT 7


Consolidated Report of Condition of State Street Bank and Trust Company of
Boston, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business June 30, 1993, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172, Section 22(a).

                                                                                                               Thousands of
                                                                                                                  dollars
ASSETS
Cash and balances due from depository institutions:
    Noninterest-bearing balances and currency and coin                                                          $1,133,470
    Interest-bearing balances                                                                                    5,281,227
Securities                                                                                                       4,633,741
Federal funds sold and securities purchased under agreements to resell in
 domestic offices of the bank and of its Edge subsidiary                                                         3,212,178
Loan and lease financing receivables:
    Loans and leases, net of unearned income                                          $2,463,550
    Allowance for loan and lease losses                                                   55,734
    Loans and leases, net of unearned income and allowance                                                       2,407,816
Assets held in trading accounts                                                                                    236,849
Premises and fixed assets                                                                                          302,937
Other real estate owned                                                                                             13,084
Investments in unconsolidated subsidiaries                                                                          20,755
Customers' liability to this bank on acceptances outstanding                                                        19,508
Intangible assets                                                                                                   32,678
Other assets                                                                                                       973,293
                                                                                                               -----------
Total assets                                                                                                   $18,267,536
                                                                                                               ------------
                                                                                                               ------------
LIABILITIES
Deposits:
    In domestic offices                                                                                        $ 6,865,217
       Noninterest-bearing                                                            $4,801,186
       Interest-bearing                                                                2,064,031
    In foreign offices and Edge subsidiary                                                                       4,707,584
       Noninterest-bearing                                                                29,318
       Interest-bearing                                                                4,678,266
Federal funds purchased and securities sold under agreements to repurchase in
  domestic offices of the bank and of its Edge subsidiary                                                        4,294,263
Demand notes issued to the U.S. Treasury                                                                           175,000
Other borrowed money                                                                                               744,883
Bank's liability on acceptances executed and outstanding                                                            20,024
Notes and debentures subordinated to deposits                                                                       18,211
Other liabilities                                                                                                  445,424
                                                                                                               -----------
Total liabilities                                                                                              $17,270,606
                                                                                                               -----------
EQUITY CAPITAL
Common Stock                                                                                                        28,043
Surplus                                                                                                            149,361
Undivided profits                                                                                                  819,526
                                                                                                               -----------
Total equity capital                                                                                               996,930
                                                                                                               -----------
Total liabilities and equity capital                                                                           $18,267,536
                                                                                                               -----------
                                                                                                               -----------



I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                        Rex S. Schuette

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                        David A. Spina
                                        Marshall N. Carter
                                        Nader F. Darahshori